MAN LONG SHORT FUND

Supplement dated August 1, 2012

to the Prospectus dated July 31, 2012

On August 1, 2012, the Board of Trustees (the “Board”) of Man Long Short Fund (the “Fund”) approved a plan to liquidate and terminate the Fund upon recommendation by Man Investments (USA) LLC (“Man USA”), the Fund’s investment adviser. The Board considered the Fund’s small size, among other factors, in its decision to liquidate the Fund.

In anticipation of the proposed liquidation, the Fund will stop accepting purchases and exchanges into the Fund as of August 1, 2012. After such date, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objectives.

The Fund will conduct a final tender offer (“Offer”) to repurchase all outstanding shares (“Shares”) at net asset value as of September 30, 2012 (the “Valuation Date”). The Offer will commence on or about August 27, 2012 and expire on or about September 25, 2012. The Board recommends that shareholders tender all of their Shares for repurchase at the Fund’s net asset value per share as of the Valuation Date. Payment for tendered shares is expected to occur shortly after the Valuation Date.

On or about September 30, 2012 (the “Liquidation Date”), the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously tendered all of their Shares. The Fund intends to make a liquidating distribution to non-tendering shareholders shortly after the Liquidation Date. However, the Fund’s portfolio may contain illiquid assets and if the Fund is unable to dispose of these assets there may be a delay in the liquidating distributions to the remaining shareholders. Therefore shareholders that do not tender their entire holdings in the Offer may be exposed to the investment return (positive or negative) of a possibly limited and illiquid portfolio and may experience losses. These distributions are taxable events. Upon SEC approval, the Fund will deregister under the Investment Company Act of 1940, as amended and will terminate upon the liquidation and winding up of its affairs.

The Fund reserves the right to further restrict sales of the Fund’s Shares.

For more information, please contact your investment professional.

*            *             *

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE